Exhibit 10.25
                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Security Agreement"), dated as of December 10, 1997, among B.I. FUNDING, INC., a Delaware corporation (the "Grantor"), WACHOVIA BANK, N.A. ("Wachovia"), as agent (the "Agent") for the Lenders (as defined below) and Wachovia, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Loan Agreement, dated as of December 10, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Grantor, the various lenders as are or may become parties thereto (the "Lenders") and the Agent, the Lenders have agreed to make certain credit facilities available to the Grantor; and

         WHEREAS, it is a condition precedent to the making of the Advances under the Loan Agreement that the Grantor execute and deliver this Security Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Advances to the Grantor pursuant to the Loan Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. Definitions; Terms Generally. (a) Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in Annex Z to the Loan Agreement. (b) Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings. The following terms, when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Account Collateral" is defined in clause (e) of Section 2.



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         "Agent" is defined in the preamble.

         "Agreements Collateral" is defined in clause (d) of Section 2.

         "Collateral" is defined in Section 2.

         "Collateral Agent" is defined in the preamble.

         "Concentration Bank Letter" is defined in Section 8.

         "Equipment" is defined in clause (c) of Section 2.

         "Indemnified Liabilities" is defined in Section 20.

         "Indemnitees" is defined in Section 20.

         "Lenders" is defined in the first recital.

         "Loan Agreement" is defined in the first recital.

         "Lockbox Bank Letters" is defined in Section 7.

         "Notes Receivable" means those receivables for merchandise sold by the Borrower which are converted into a promissory note after the last shipment of merchandise has been made and the necessary documentation has been executed and returned to the Borrower and pursuant to which six equal monthly payments are made.

         "Receivables" is defined in clause (a) of Section 2.

         "Related Security" is defined in clause (b)(iii) of Section 2.

         "Secured Obligations" is defined in Section 3.

         "Secured Party" means, as the context may require, any Lender, the Agent, the Collateral Agent and each of their respective successors, transferees and assigns.

         "Security Agreement" is defined in the preamble.

         "Specified Defaulted Receivable" means (x) a Defaulted Receivable owed by an Obligor as to which voluntary or involuntary bankruptcy, insolvency, reorganization, debt arrangement, dissolution or similar proceedings have been commenced, or (y) any other Defaulted Receivable, provided that the aggregate amount of Defaulted Receivables classified as Specified Defaulted Receivables pursuant to this clause (y) in any Fiscal Year shall not exceed $300,000 or such larger amount (not to exceed $750,000) as the Agent shall approve in writing; it being


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understood and agreed that the Agent may give such consent  without  consulting, or receiving approval of, the Lenders.

         "State or Local Tax" is defined in Section 15.

         "Wachovia" is defined in the preamble.

         SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, grants, conveys, transfers, delivers and sets over to the Collateral Agent for its benefit and for the ratable benefit of each Secured Party a security interest in all the Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

                  (a) all accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind and indebtedness of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or merchandise or the rendering of services or the purchase of receivables of other persons, including the right to payment of any interest, sales taxes, finance charges, returned checks, late charges, other fees and charges and all other obligations with respect thereto, and all rights in and to all security agreements and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations and all proceeds thereof (collectively, the "Receivables");

         (b) (i) all merchandise (including returned merchandise), if any, relating to the sale which gave rise to any Receivable;

                  (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of any Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by any Person describing any collateral securing such Receivable; and

                  (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Receivable whether pursuant to the contract related to such Receivable or otherwise (the Collateral described in clause (b) being referred to herein as the "Related Security");

                  (c) all equipment in all its forms, wherever located, now or hereafter existing (including all software, data bases, materials, books, records, magnetic tapes, disks and cassettes relating to the Receivables and all other equipment in which information concerning the Receivables and all other equipment in which information concerning the Receivables is stored), and all parts thereof and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");



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                  (d) the Purchase  Agreement and the  Subordination  Agreement,
         Consent and Acknowledgment, as the same may be amended or otherwise modified from time to time, including (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to such agreements, whether payable as fees, expenses, costs or otherwise, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreements, (iii) claims of the Grantor for damages arising out of or for breach of or default under such agreements, (iv) the right of the Grantor to amend, waive or terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) all other rights, remedies, powers, privileges and claims of the Grantor under or in connection with such agreements (whether arising pursuant to such agreements or otherwise available to the Grantor at law or in equity), including the rights of the Grantor to enforce such agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (the Collateral described in this clause (d) being referred to herein as the "Agreements Collateral");

                  (e)      all the following (the "Account Collateral"):

                           (i) each Lockbox Account, all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of the Lockbox Accounts or any funds and other evidences of payment held therein;

                           (ii) the Concentration  Account,  all funds and other
                  evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Concentration Account or any funds and other evidences of payment held therein;

                           (iii) all interest of the Grantor in each  Collection
                  Account, all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of the Collection Accounts or any funds and other evidences of payment held therein;

                           (iv) any operating  account or other  accounts of the
                  Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing any such operating account or any funds held therein;

                           (v) all Permitted  Investments  and all  certificates
                  and instruments from time to time representing or evidencing the Permitted Investments;

                           (vi) all notes,  certificates  of  deposit  and other
                  instruments from time to time hereafter delivered to, or otherwise possessed by, the Collateral Agent for and on behalf of the Grantor in substitution for or in addition to any of the then-existing Account Collateral; and


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                           (vii) all interest,  dividends, cash, instruments and
                  other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then-existing Account Collateral;

                  (f)(i) all Collections and all other payments and proceeds received by the Grantor in respect of the Receivables and the Related Security in the form of cash, checks, wire transfers or other forms of payment in effect from time to time or otherwise accepted by the Grantor, including all payments recovered by the Grantor from the Sellers as indemnity payments pursuant to the terms of the Purchase Agreement and including amounts recovered from other persons (including amounts recovered from other persons in connection with Receivables previously written off as uncollectible) in connection with any of the above, (ii) all earnings received by the Collateral Agent in respect of Permitted Investments made with amounts on deposit in the Escrow Account, the Collection Deposit Account and the Collection Account "B", and (iii) all other earnings on Permitted Investments; and

                  (g) all proceeds of or payments in respect of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in clauses (a) through (f) above and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee in respect thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral.

provided, that upon the payment of cash constituting the Collateral or proceeds thereof in accordance with the provisions of the Facility Agreement to any Person other than the Collateral Agent, the Agent or any Secured Party, the amounts so paid shall be released from the lien of the Collateral Agent under this Security Agreement and shall no longer constitute Collateral hereunder.

         SECTION 3. Security for Obligation; Release of Certain Defaulted Receivables. (a) This Security Agreement secures the payment in full of all obligations of the Grantor now or hereafter existing under each Transaction Document to which a Secured Party is a party and the Notes, in each case, whether for principal, interest, fees, expenses or otherwise (all such obligations of the Grantor being the "Secured Obligations").

         (b) Promptly following the Grantor's request, the Collateral Agent shall promptly take all actions reasonably necessary to release from the Collateral one or more Specified Defaulted Receivables if, at the time of such release, all of the following conditions are satisfied: (i) neither the Scheduled Maturity Date nor the Amortization Commencement Date shall have occurred, (ii) after giving effect to such release, no Borrowing Base Deficiency will exist and no other Amortization Event or Unmatured Amortization Event will exist, (iii) the Servicer shall have provided the documentation for such release to the Collateral Agent, and such documentation shall be in form and substance reasonably satisfactory to the Collateral Agent, (iv) no payments in respect of any Receivable so released shall be deposited in the Collection


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Accounts, and information regarding any Receivable so released shall be excluded from all reports subsequently delivered to the Agent or the Liquidity Lenders pursuant to the Transaction Documents, and (v) such release shall be without recourse to the Collateral Agent or warranty of any kind by the Collateral Agent.

         SECTION 4. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to, and held by or on behalf of, the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent; provided, however, that prior to the Amortization Period with respect to Notes Receivable in an aggregate amount not in excess of $2,000,000 such Notes Receivable have not been delivered to the Collateral Agent, but shall be delivered to the Collateral Agent at any time upon request therefor. The Collateral Agent shall have the right, at any time after the occurrence of an Amortization Event in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 5. Servicing of Receivables. The Collateral Agent consents to the appointment of BII as Servicer of the Receivables pursuant to, and in accordance with the terms of, the Facility Agreement. Upon the occurrence and during the continuance of any event referred to in Section 2.11 of the Facility Agreement, the Collateral Agent shall, without any further action by any party, have the rights granted to the Agent specified in Sections 2.12 and 2.13 of the Facility Agreement and the rights granted to the Grantor specified in Sections 5.01(r) and 6.02 of the Purchase Agreement.

         SECTION 6. Collection Procedures. (a) As provided in the Purchase Agreement, the Facility Agreement and the Lockbox Bank Letters, each Collection shall be deposited into a Lockbox Account and shall be transferred from such Lockbox Account to the Concentration Account with the Requisite Frequency in same day funds; provided, however, that Collections may, at the option of the applicable Obligor, be deposited directly into the Concentration Account by wire transfer from an account of such Obligor.

         (b) As provided in the Purchase Agreement, the Facility Agreement and the Concentration Bank Letter, amounts deposited in or transferred to the Concentration Account shall be transferred with the Requisite Frequency along with all other evidences of payment. The Grantor acknowledges and agrees that it shall not have any right to withdraw any funds or other evidences of payment on deposit in any Collection Account, the Concentration Account or any Lockbox Account except as otherwise expressly provided in this Security Agreement or the Lockbox Bank Letters.




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         (c) As provided in the Purchase  Agreement,  all Collections  otherwise received by the Servicer or the Grantor shall be deposited by it into the Concentration Account as soon as possible after receipt thereof, but in no event later than the Business Day after such receipt.

         (d) The Grantor represents, warrants, covenants and agrees that all Collections shall be collected, processed and deposited pursuant to, and in accordance with the terms of this Security Agreement and Sections 2.06 and 3.01 of the Facility Agreement.

         (e) The Grantor represents, warrants, covenants and agrees that the Grantor will not make or maintain any deposits in any bank account, deposit account or trust account with any financial institution other than the Lockbox Accounts, Concentration Account and Collection Accounts as provided for by this Security Agreement and other than one operating account funded solely with amounts disbursed as operating expenses pursuant to Section 3.01 of the Facility Agreement. The Grantor shall provide the Collateral Agent with the account number and location of such account, and any other information as the Collateral Agent may reasonably request with respect thereto, and such account shall constitute Collateral hereunder. The Grantor represents, warrants, covenants and agrees that it will have no bank accounts, deposit accounts or trust accounts other than the Lockbox Accounts and the Concentration Account and such operating account. The Grantor represents, warrants, covenants and agrees that no new bank accounts or deposit accounts will be established unless and until the Grantor has received the prior written consent of the Collateral Agent.

         (f) The Grantor represents, warrants, covenants and agrees that no location other than the Lockbox Accounts and, with respect to wire transfers, the Concentration Account has been established for the deposit of Collections. The Grantor represents, warrants, covenants and agrees that no new location for the deposit of Collections will be established unless and until the Grantor has received the prior written consent of the Collateral Agent.

         (g) The Grantor agrees to instruct, or cause the Servicer to instruct, all Persons to make payments in respect of Receivables pursuant to, and in accordance with the terms of, this Security Agreement and Section 2.06 of the Facility Agreement.

         (h) The Grantor agrees to pay all fees for the services of the Lockbox Banks, Concentration Bank and Collection Bank.

         SECTION 7. Lockbox Accounts. (a) The Grantor has established or caused to be established with the Lockbox Banks the Lockbox Accounts into which Collections (except as provided in Sections 6 and 10 of this Security Agreement) will be deposited from time to time.

         (b) The Grantor has heretofore delivered to the Collateral Agent fully executed letter agreements in the form of Annex A hereto (the "Lockbox Bank Letters") from each Lockbox Bank.




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         (c) The Grantor shall instruct, or cause the Servicer to instruct, each
Lockbox Bank to transfer with the Requisite Frequency (in same day funds) all available funds on deposit in any Lockbox Account on such day to the Concentration Account along with any evidences of payment on deposit therein; provided, however, that to the extent any Lockbox Account is also the Concentration Account, such transfer shall be deemed made upon deposit therein.

         (d) In the event the Grantor (with the consent of the Collateral Agent, such consent not to be unreasonably withheld) or any Lockbox Bank shall, after the date hereof, terminate the Lockbox Bank Letter with respect to the maintenance of any Lockbox Account with any Lockbox Bank for any reason, or, in the event (i) an Amortization Event or Potential Amortization Event shall occur and be continuing or (ii) there has been a failure by the Lockbox Bank to perform any of its obligations under the applicable Lockbox Bank Letter and such failure could adversely affect the Collateral Agent's interest in any Account Collateral or the Collateral Agent's rights, or ability to exercise any remedies, under this Security Agreement or any other Transaction Document, if the Collateral Agent shall demand such termination, the Grantor agrees to notify (and, if the Grantor fails to so notify, the Grantor irrevocably grants the Collateral Agent the authority to notify) all Persons that were depositing Collections into such terminated Lockbox Account or Lockbox Bank to make all future deposits to another Lockbox Bank with which the Grantor has a Lockbox Bank Letter that has not been terminated by the Grantor, by such Lockbox Bank or by demand from the Collateral Agent; provided, however, that, if the Collateral Agent shall demand termination of all Lockbox Accounts of the Grantor with all Lockbox Banks, the Grantor agrees to notify (and, if the Grantor fails to so notify, the Grantor irrevocably grants the Collateral Agent the authority to notify) all Persons to make all future payments directly to the Collection Deposit Account or any other account designated by the Collateral Agent.

         (e) The Grantor represents, warrants, covenants and agrees that (i) the Collateral Agent is authorized to receive mail delivered to any Lockbox Bank with respect to any Lockbox Account and (ii) a form of standing delivery order has been filed by the Grantor with the United States Postal Service authorizing the Collateral Agent to receive mail delivered to Lockbox Banks with respect to any Lockbox Account.

         (f) The Collateral Agent shall have sole and exclusive dominion over and control of each Lockbox Account and the Grantor and the Servicer shall not have any dominion over or control of any Lockbox Account, other than the right to authorize transfers to the Concentration Account as set forth herein and pursuant to the terms hereof.

         (g) The Grantor agrees that the Collateral Agent shall have the unconditional right at any time, whether or not an Amortization Event or Potential Amortization Event has occurred, (i) to instruct any Lockbox Bank to transfer, in same day funds, all available funds on deposit in any Lockbox Account to the Concentration Account or to any Collection Account or (ii) to instruct any Lockbox Bank to thereafter transfer automatically at least as often as once each day that is a Business Day for such Lockbox Bank and for the Concentration Bank or Collection Bank, as the case may be, and in any event at the open of business on the Business Day



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following each such day of deposit,  in same day funds,  all available  funds on deposit in any Lockbox Account to the Concentration Account or to any Collection Account along with any evidences of payment on deposit therein. Any such instructions may be revoked only upon the written direction of the Collateral Agent.

         SECTION 8. Concentration Account. (a) The Grantor has established or caused to be established with the Concentration Bank the Concentration Account into which all Collections deposited into each Lockbox Account will be transferred and into which Collections will be deposited by wire transfer directly from Persons from time to time.

         (b) The Grantor has heretofore delivered to the Collateral Agent a fully executed letter agreement in the form of Annex B (the "Concentration Bank Letter") from the Concentration Bank.

         (c) The Grantor shall instruct, or cause the Servicer to instruct, the Concentration Bank to transfer with the Requisite Frequency (in same day funds) all available funds on deposit in the Concentration Account on such day (including all funds transferred from any Lockbox Account pursuant to clause (a) of Section 6 on such day) to the Collection Deposit Account along with any other evidences of payment on deposit therein; provided, however, that during any Amortization Period such funds and other evidences of payment shall be transferred at such times to the Collection Account "B".

         (d) In the event the Grantor (with the consent of the Collateral Agent, such consent not to be unreasonably withheld) or the Concentration Bank shall, after the date hereof, terminate the Concentration Bank Letter for any reason, or if in the event (i) an Amortization Event or Potential Amortization Event shall have occurred and be continuing or (ii) there has been a failure by the Concentration Bank to perform its obligations hereunder and such failure could adversely affect the Collateral Agent's interest in any Account Collateral or the Collateral Agent's rights, or ability to exercise any remedies, under this Security Agreement or any other Transaction Document, if the Collateral Agent shall demand such termination, the Grantor agrees to notify (and, if the grantor fails to so notify, the Grantor irrevocably grants the Collateral Agent the authority to notify) all Persons that were depositing Collections into such terminated Concentration Account or Concentration Bank to make all future deposits directly to the Collection Deposit Account or any other account designated by the Collateral Agent.

         (e) The Grantor represents, warrants, covenants and agrees that (i) the Collateral Agent is authorized to receive mail delivered to the Concentration Bank with respect to the Concentration Account and (ii) a form of standing delivery order will be filed within 30 days of the Effective Date by the Grantor with the United States Postal Service authorizing the Collateral Agent to receive mail delivered to the Concentration Bank with respect to the Concentration Account.

         (f) The Collateral Agent shall have sole and exclusive dominion over and control of the Concentration Account and the Grantor and the Servicer shall not have any dominion over or



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control  of the  Concentration  Account,  other  than  the  right  to  authorize transfers to the Collection Deposit Account or the Collection Account "B" as set forth herein and pursuant to the terms of this Agreement and the applicable Lockbox Letter Agreements.

         (g) The Grantor agrees that the Collateral Agent shall have the unconditional right at any time, whether or not an Amortization Event or Potential Amortization Event has occurred, (i) to instruct the Concentration Bank to transfer, in same day funds, all available funds on deposit in the Concentration Account to any Collection Account or (ii) to instruct the Concentration Bank to thereafter transfer automatically at least as often as once each day that is a Business Day for the Concentration Bank and the Collection Bank, and in any event at the open of business on the Business Day following each such day of transfer or deposit into the Concentration Account, in same day funds, all available funds on deposit in the Concentration Account to any Collection Account along with any evidences of payment on deposit therein. Any such instructions may be revoked only upon the written direction of the Collateral Agent.

         SECTION 9. Collection Accounts. (a) The Collateral Agent has established or caused to be established with the Collection Bank the Collection Deposit Account into which all Collections will be transferred (i) prior to the commencement of any Amortization Period, from the Concentration Account and (ii) during any Amortization Period, from the Collection Account "B", and into which Collections will be otherwise deposited as provided hereunder and under the other Transaction Documents.

         (b) The Collateral Agent has established or caused to be established with the Collection Bank the Collection Account "B" into which (i) prior to the commencement of any Amortization Period, Collections that are not with respect to any Receivable purchased pursuant to the Purchase Agreement will be transferred from the Collection Deposit Account and (ii) during any Amortization Period, Collections will be transferred from the Concentration Account, and into which Collections will be otherwise deposited as provided hereunder and under each other Transaction Document.

         (c) Each Collection Account shall be designated with the title "Wachovia Bank, N.A." ("Wachovia"), as Collateral Agent for the Secured Parties pursuant to the Security Agreement, dated as of December 10, 1997, between B.I. Funding, Inc. and Wachovia, as Collateral Agent for the Secured Parties".

         (d) The Collateral Agent shall have sole and exclusive dominion over and control of each Collection Account and the Grantor and the Servicer shall not have any dominion over or control of any Collection Account.

         (e) In the event the Collection Bank shall, after the date hereof, terminate any Collection Account for any reason, or if the Collateral Agent shall terminate any Collection Account, the Grantor agrees to notify (and, if the Grantor fails to so notify, the Grantor irrevocably grants the Collateral Agent the authority to notify) all Persons that were depositing

Collections into such terminated Collection Account or Collection Bank to make all future deposits directly to any account designated by the Collateral Agent.

         (f) In the event that the short-term ratings of the Collection Bank are reduced below A-1 by S&P and P-1 by Moody's, the Collateral Agent will establish segregated trust accounts with the Collection Bank with respect to the Collection Deposit Account and Collection Account "B".

         SECTION 10. Permitted Investments. (a) Monies held in the Collection Accounts will be invested and the proceeds of investments shall be reinvested by the Collateral Agent in Permitted Investments pursuant to the written direction of the Grantor or its designee and all earnings will be deposited in the Collection Deposit Account and shall constitute Collections. The Collateral Agent will not be responsible or liable for any loss resulting from the investment performance of any investment or reinvestment of monies held in any Collection Account in Permitted Investments or from the sale or liquidation of any Permitted Investments in accordance with this Security Agreement.

         (b) The Collateral Agent may liquidate any Permitted Investment when required to make an application pursuant to Section 11 or 19. The Grantor agrees to use its best efforts to schedule the maturity of such Permitted Investments so as to avoid the necessity of liquidating any Permitted Investment. All such Permitted Investments shall be made in the name of, and shall be payable to, the Collateral Agent.

         SECTION 11. Application of Collections. (a) The Grantor acknowledges and agrees that all Collections shall be paid directly to the Collateral Agent at such times as the Servicer shall be obligated to remit such amounts to the Grantor pursuant to, and in accordance with the terms of, the Facility Agreement.

         (b) All Collections transferred or otherwise deposited into the Collection Deposit Account or into the Collection Account "B" shall be transferred to another Collection Account or provided by the Collateral Agent for application or payment as provided in Section 3.01 of the Facility Agreement.

         SECTION 12. Grantor Remains Liable. Notwithstanding anything herein or in any other document to the contrary, (i) the Grantor shall remain liable under the Agreements Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security
Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Agreements Collateral and (iii) neither the Collateral Agent nor any holder of Secured Obligations shall have any duty, obligation or liability under the Agreements Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any holder of Secured Obligations be obligated to perform any of the duties or obligations of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 13. Representations and Warranties. The Grantor represents and warrants to each Secured Party as set forth in this Section 13:

         (a) Location of Collateral, etc. As of the Closing Date, (i) the chief place of business and chief executive offices of the Grantor are located at 2775 Highway 40, Suite 522, Verdi, Nevada 89439-1449, (ii) the offices where the Grantor keeps all of the documents, agreements, books and records relating to the Receivables are located at the locations specified on Schedule V to the Purchase Agreement and (iii) the Equipment of the Borrower is located at the locations specified in Schedule I hereto.

         (b) Ownership, No Liens, etc. The Grantor is the sole legal and beneficial owner of the Collateral, free and clear of any Liens except for the security interest created pursuant to this Security Agreement in favor of the Collateral Agent and for Prior Liens. The Collateral will at all times remain free and clear of any Liens except for the security interest created pursuant to this Security Agreement in favor of the Collateral Agent. Except for financing statements as to which releases have been provided to the Agent pursuant to the Loan Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in favor of the Collateral Agent relating to this Security Agreement or (ii) with respect to the Receivables, in favor of the Grantor. The Grantor has no trade names and, within the last five years, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto and has not been the subject of any merger or other corporate reorganization. Other than the Notes Receivable or chattel paper, none of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to the Collateral Agent.

         (c) Validity. The pledge of the Collateral pursuant to this Security Agreement creates a valid and perfected first priority security interest in the Collateral (except (i) prior to the Amortization Period, with respect to Notes Receivables in an aggregate amount not in excess of $2,000,000, which have not been delivered to the Collateral Agent as provided in Section 4, for so long as and to the extent such Notes Receivable have not been so delivered and (ii) with respect to the perfection and priority of the security interest in the Related Security), securing the payment of the Secured Obligations as provided in
Section 3. All filings and other actions requested by the Collateral Agent to perfect or protect such security interest have been duly taken.

         (d) Authorization, Approval, etc. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Grantor, (ii) for the perfection of, or the exercise by the Collateral Agent of, the Collateral Agent's rights and remedies provided for in this Security Agreement or (iii) to ensure the legality, validity, enforceability or admissibility in evidence of this Security Agreement in any jurisdiction in which any of the Collateral is located other than financing statements referred to in Article III of the Purchase Agreement, which financing statements have been filed in all applicable jurisdictions.

         (e) Chattel Paper. (i) Except as contemplated by clauses (ii) and (iii) below, the Grantor will ensure that the original copies of chattel paper evidencing all Receivables, including any purchase agreements, are kept at the locations specified for such purpose on Schedule V to the Purchase Agreement.

         (ii) Except as contemplated by clause (iii) below, if (A) there has occurred following the date of this Agreement, a change in applicable law, regulation or judicial interpretation of, or any other event, and (B) as a result of such change in law or event, the Agent or the Collateral Agent inform the Grantor in writing that in its opinion the keeping of the original copies of chattel paper in a single location is necessary in order to ensure the validity, enforceability and priority of the Liens created by the Purchase Agreement and this Security Agreement, the Grantor will direct the Sellers, pursuant to
Section 5.01(n) of the Purchase Agreement, to move the original copies of all chattel paper evidencing all Receivables (including any purchase agreements) to a single location satisfactory to the Agent and the Collateral Agent and thereafter ensure that all such original copies are kept at such location.

         (iii) Immediately upon the request of the Collateral Agent at any time after the occurrence of an Amortization Event, the Grantor will take possession of all chattel paper evidencing Receivables (including any purchase agreements) pursuant to Section 5.01(n) of the Purchase Agreement and deliver all such chattel paper to the Collateral Agent.

         (iv) The Grantor will take any action, and cause any action to be taken by the Sellers, at its or their expense, reasonably requested by the Collateral Agent or the Agent, that may be necessary or desirable to protect or more fully evidence the security interest of the Collateral Agent for the benefit of the Secured Parties in any chattel paper.

         (f) Possession and Control. The Grantor, or the Servicer on behalf of the Grantor, has sole and exclusive dominion over and control of the Equipment and the Collateral Agent has sole dominion over and exclusive control of each Lockbox Account and the Concentration Account.

         SECTION 14. Further Assurances. (a) The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable in the Grantor's reasonable judgment or that the Collateral Agent may request, to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generability of the foregoing, the Grantor will (i) whether or not so requested by the Collateral Agent if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent (other than Notes Receivable and chattel paper, which shall be pledged but not delivered unless requested by the

Collateral Agent) and (ii) execute and file such financial or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable in the Grantor's reasonable judgment or that the Collateral Agent may request, to protect and preserve the assignment and security interest granted or purported to be granted hereby.

         (b) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable law. The Collateral Agent will promptly send the Grantor any financing or continuation statements thereto that it files without the signature of the Grantor except that, in the case of filings of copies of this Security Agreement as financing statements, the Collateral Agent will promptly send the Grantor the filing or recordation information with respect thereto.

         (c) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         SECTION 15. Additional Covenants. (a) The Grantor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except in accordance with the Policies, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest created under this Security Agreement in favor of the Collateral Agent.

         (b) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the locations therefor specified in clause (a) of Section 13 or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all action required by Section 14 shall have been taken with respect to the Collateral and completed and be in full force and effect and, if such jurisdiction (or any political subdivision or taxing authority thereof or therein) would, or there is a reasonable possibility that it would, impose any taxes on the Grantor or any of the Secured Parties, any of their respective assets (including the Receivables), operations or activities (any such tax, a "State or Local Tax") (other than any State or Local Tax that would have been imposed on the Grantor or a Secured Party, as the case may be, even if such relocation had not occurred) the Agent, on behalf of the Lenders, shall be satisfied in its sole discretion with the State or Local Tax consequences to the Grantor and the Secured Parties of such relocation. The Grantor will hold and preserve such records and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make copies of and abstracts from such records.

         (c) Upon the occurrence and during the continuance of an Amortization Event, the Grantor agrees that the Collateral Agent shall have the right at any time and from time to time to notify Obligors with respect to any Receivables or Obligors under the Agreements Collateral of the assignment of such Receivables or Agreements Collateral, as the case may be, to the

Collateral Agent and to direct that payments of all amounts due or to become due to the Grantor thereunder be made directly to the Collateral Agent and, upon such notification, and at the expense of the Grantor, the Collateral Agent may enforce collection of any such Receivables or the Agreements Collateral and adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done.

         (d) Any proceeds of Collateral when first received by the Grantor shall be deposited, or caused to be deposited, by the Grantor in precisely the form received (with all necessary endorsements) (i) prior to the commencement of any Amortization Period, in the Collection Deposit Account and (ii) during any
Amortization Period, in the Collection Account "B". All Collateral in the possession of the Grantor, the Sellers or the Servicer shall be held in trust by the Grantor, the Sellers and the Servicer for the Collateral Agent and shall not be commingled with the Grantor's, the Sellers' or the Servicer's other funds or properties.

         (e) The Grantor will not, and will not permit the Servicer to, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Collateral, compromise, compound or settle the same for less than the full amount thereof or release, wholly or partly, any Person liable for the payment thereof, except in accordance with the Policies.

         (f) The Grantor will, at its own cost and expense, maintain, or cause to be maintained, satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark, or cause to be marked, conspicuously with a legend, in form and substance satisfactory to the Collateral Agent, (i) all books, records, computer tapes or disks, and credit files pertaining to the Collateral and (ii) all file cabinets or other storage facilities where information is maintained pertaining to the Collateral, to evidence this Security Agreement and the security interest granted hereby. The amount represented by the Grantor to the Collateral Agent from time to time as owing by Persons in respect of the Receivables will at such time be, in all material respects, the correct amount actually owing by such Persons thereunder.

         (g) The Grantor will comply in all material respects with all applicable statutes, rules and regulations with respect to the Collateral or any part thereof.

         (h) The Grantor will pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including claims for labor, materials and supplies), except that no such amount need be paid, if (i) such nonpayment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, (ii) the charge or levy is being contested in good faith by appropriate proceedings and (iii) the Grantor shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto.

         (i) The Grantor will (i) perform and observe all the terms and provisions of the Agreements Collateral to be performed or observed by it, maintain the Agreements Collateral in full force and effect, enforce the Agreements Collateral in accordance with its terms and take all such action to such end as may be from time to time requested by the Collateral Agent, provided that compliance with such request is not likely to have an adverse effect on the amount of the Collections or the timing of the receipt thereof, and (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Grantor under or pursuant to the Agreements Collateral, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Collateral as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent, make to any counterparty to the Agreements Collateral such demands and requests for information and reports or for action as the Grantor is entitled to make under the Agreements Collateral.

         (j) The Grantor will not (i) cancel or terminate the Agreements Collateral or consent to or accept any cancellation or termination thereof, (ii) supplement, amend or otherwise modify the Agreements Collateral or give any consent, waiver or approval thereunder, (iii) waive any default under, breach of or timely performance of observance of any covenant or agreement in the Agreements Collateral or (iv) take any other action not required by the terms of the Agreements Collateral, in each case if such action would impair the value of the interest or rights of the Grantor thereunder or would impair the interest or rights of the Collateral Agent.

         (k) The Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien made or asserted against any of the Collateral and (ii) of the occurrence of any event that is reasonably likely to have a material adverse effect on the aggregate value of the Collateral or on the security interest granted hereby.

         (l) The Collateral Agent will at all times have sole and exclusive dominion over and control of each Collection Account and the Grantor will not have any and will at no time assert any dominion over or control of any Collection Account.

         SECTION 16. Collateral Agent Appointed Attorney-in-Fact. The Grantor irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including to ask, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in connection with the Collateral; to receive, endorse and collect all drafts or other instruments and documents made payable to the Grantor in connection therewith or representing any payment, dividend or other distribution in respect of the Collateral or any part thereof; and to give full discharge for the same, and if, in the Collateral Agent's judgment, there exists any event or circumstance that may have a material adverse effect on the value of the Collateral or any part thereof, the Collateral Agent may, as such attorney-in-fact, file any claims or take any action or institute any proceedings that the Collateral Agent may deem to be necessary or desirable for the collection thereon or to enforce compliance with the terms and conditions of the Agreements Collateral. The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest until all of the Secured Obligations have been paid in full and all Liquidity Commitments have been terminated.

         SECTION 17. Collateral Agent May Perform. The Collateral Agent may at any time itself perform, or cause performance of, any Agreements Collateral.

         SECTION 18. Collateral Agent Has No Duty; Reasonable Care. (a) Neither the Collateral Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Security Agreement, except for its or their own gross negligence or willful misconduct.

         (b) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral for the benefit of the holders of Secured Obligations and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys actually received by it hereunder, the Collateral Agent shall not have any duty as to any Collateral.

         (c) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (ii) the collection of any proceeds of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it from Obligors or otherwise.

         SECTION 19. Remedies upon Default. If any Amortization Event shall have occurred and be continuing:

         (a) The Collateral Agent may, without notice to the Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any Lockbox Account, the Concentration Account or any Collection Account.

         (b) The Collateral Agent may exercise in respect of the Collateral, in addition to any and all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, including, without limitation, the right to (i) identify and engage a successor Servicer to act as servicer for the Receivables, (ii) engage consultants to advise on the Policies and other matters in respect of the Receivables and (iii) without notice except as specified below, solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (c) The Collateral Agent may exercise, at the Grantor's expense, any and all rights and remedies of the Grantor under or in connection with the Agreements Collateral or otherwise in respect of the Collateral, including any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Agreements Collateral. The Collateral Agent agrees that prior to the occurrence of an Amortization Event, it will not exercise the rights provided to the Grantor pursuant to Section 5.01(r)(iv) of the Purchase Agreement.

         (d) All payments received by the Grantor under or in connection with the Agreements Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (e) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral will be provided by the Collateral Agent to the Agent for application as provided in
Article III of the Facility Agreement.

         SECTION 20. Indemnity and Expense. (a) Whether or not the transactions contemplated hereby shall be consummated, the Grantor hereby agrees to indemnify, pay and hold the Collateral Agent, the Agent, each Lender, and each other holder of the Secured Obligations, and the officers, directors, employees, agents and affiliates of such Person (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements of any kind and nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by or asserted against that Indemnitee in any way relating to or arising out of this Security Agreement, the other Transaction Documents, or any other documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms hereof or of any such other documents or otherwise arising or relating in any manner to the transactions contemplated hereunder and thereunder (the "Indemnified Liabilities"); provided, however, that the Grantor shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it is violative of any law or public policy, the Grantor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The provisions of this Section 20 shall survive and remain operative and in full force and effect regardless of whether or not the transactions contemplated hereby are consummated or such consummation is delayed, and regardless of the repayment of the Advances and the termination of this Security Agreement or any other Transaction Document, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Transaction Document or any agreement referred to therein, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section 20 shall be additional Obligations under the Loan Agreement and shall be payable on written demand therefor. The indemnity set forth in this Section 20 shall in no event include any indemnification for any taxes (except to the extent that indemnification for taxes would be required under the provisions of any other Transaction Document).

         (b) The Grantor will, upon demand, pay to the Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Security Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, (iv) the failure by the Grantor to perform or observe any of the provisions hereof or (v) any action taken by the Collateral Agent pursuant to Section 14 or 17.

         (c) The provisions of this Section 20 are in furtherance and not in limitation of the Grantor's obligations under Sections 11.3 and 11.4 of the Loan Agreement.

         SECTION 21. Further Indemnification. Without limiting the obligations of the Grantor under Section 20, the Grantor shall pay any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Security Agreement or any other Transaction Document.

         SECTION 22. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until, but only until, the payment in full (after the termination of the Liquidity Commitments) of the Secured Obligations, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, each holder of Secured Obligations and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each holder of Secured Obligations may assign or otherwise transfer all or any portion of its rights and obligations under the applicable Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor herein or otherwise, in each case, in accordance with the terms of such Transaction Document.

         SECTION 23. Transaction Document. This Security Agreement is a Transaction Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 24. Notices. All notices and other communications provided to any party hereto under this Security Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

         SECTION  25.   Survival  of  Agreement.   All  covenants,   agreements,
representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Transaction Documents, regardless of any investigation made by the Secured Parties or on their behalf.

         SECTION 26. Binding Effect. This Security Agreement shall become effective when it shall have been executed by the Grantor and the Collateral Agent, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Collateral Agent and each holder of Secured Obligations and their respective successors and assigns, except that the Grantor shall not have the right to assign or delegate its rights or duties hereunder.

         SECTION 27. Waivers; Amendment. (a) No failure or delay on the part of the Collateral Agent or any Secured Party in exercising any power or right under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Grantor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Collateral Agent or any Secured Party under this Security Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         (b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantor and the Collateral Agent. Each Secured Party shall be bound by any waiver, amendment or modification authorized by this Section.

         SECTION 28. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 29. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions hereof or thereof.

         SECTION 30. Execution in Counterparts, Effectiveness, etc. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of each party hereto (or notice thereof satisfactory to the Collateral Agent) shall have been received by the Collateral Agent and notice thereof shall have been given by the Collateral Agent to the Grantor and each Lender.

         SECTION 31. Governing Law; Entire Agreement. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

         SECTION 32. Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS
AGREEMENT OR ANY NOTE MAY BE BROUGHT IN ANY STATE OR (TO THE
EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE BORROWER IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE BORROWER

TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE BORROWER SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE BORROWER REFUSES TO ACCEPT SERVICE, THE BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER, THE AGENT OR THE COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 33. Waiver of Jury Trial. THE COLLATERAL AGENT, THE GRANTOR AND EACH OTHER PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, THE GRANTOR AND EACH OTHER PARTY HERETO. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT AND EACH OTHER PARTY HERETO (OTHER THAN THE GRANTOR) ENTERING INTO THIS SECURITY AGREEMENT.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               B.I. FUNDING, INC.


                                By:       /s/Mary Ellen Ramsayer
                                     Name:   Mary Ellen Ramsayer
                                     Title:  Assistant Secretary

                                Address:      2775 Highway 40
                                              Suite 522
                                              P.O. Box 1449
                                              Verdi, Nevada 89439-1449

                                Facsimile No:         702-345-6166

                                Telephone No:         702-345-6100

                                Attention:            General Counsel


                              WACHOVIA BANK, N.A., as Collateral Agent and Agent


                                By:           William E. Covington
                                Title:        Senior Vice President

                                Address:      191 Peachtree Street, GA-423
                                              Atlanta, GA 30303

                                Facsimile No:         (404) 332-4005

                                Telephone No:         (404) 332-4363

                                Attention:            Deborah Williams
                                                      Asset Backed  Finance

                                     Annex A


                             [Lockbox Bank Letters]

                                   Schedule I


         Location of Equipment of the Borrower

         2775 Highway 40, Suite 522
         Verdi, Nevada  89439-1449